UNITED STATED

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported): July 12, 2006

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 12, 2006, Entergy Corporation issued an investor release announcing that one of its subsidiaries had reached an agreement with Consumers Energy Company to acquire the Palisades nuclear energy plant, a 798 MW plant located near South Haven, Michigan. A copy of the investor release is attached as Exhibit 99.

The investor release and the Company's press release announcing the transaction are available at http://www.shareholder.com/entergy/publications.cfm.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99	Investor Release dated July 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY CORPORATION
By: /s/ Nathan E. Langston
Nathan E. Langston, Senior Vice President and Chief Accounting Officer

Dated: July 12, 2006